YieldMax DKNG Option Income Strategy ETF
Schedule of Investments
July 31, 2025 (Unaudited)

PURCHASED OPTIONS - 10.3%(a)	Notional Amount	Contracts	Value
Call Options - 10.3%			$–
DraftKings, Inc. (b)(c)(d)		–	$–
Expiration: 08/01/2025; Exercise Price: $47.00	$1,306,160	290	$1,305
Expiration: 08/01/2025; Exercise Price: $47.50	630,560	140	350
Expiration: 08/01/2025; Exercise Price: $48.00	675,600	150	375
Expiration: 09/19/2025; Exercise Price: $43.00	2,612,320	580	265,350
TOTAL PURCHASED OPTIONS (Cost $241,235)			267,380

SHORT-TERM INVESTMENTS
U.S. TREASURY BILLS - 56.1%		Par
4.24%, 11/06/2025 (e)(f)		$333,000	329,229
4.10%, 02/19/2026 (e)(f)		333,000	325,395
4.02%, 07/09/2026 (e)(f)		833,000	801,772
TOTAL U.S. TREASURY BILLS (Cost $1,457,180)			1,456,396

MONEY MARKET FUNDS - 13.8%		Shares
First American Government Obligations Fund - Class X, 4.23%(g)		357,386	357,386
TOTAL MONEY MARKET FUNDS (Cost $357,386)			357,386

TOTAL INVESTMENTS - 80.2% (Cost $2,055,801)			2,081,162
Other Assets in Excess of Liabilities - 19.8%			513,841
TOTAL NET ASSETS - 100.0%			$2,595,003
two			–%
Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.			–%

(a)	Non-income producing security.
(b)	Exchange-traded.
(c)	100 shares per contract.
(d)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(e)	The rate shown is the annualized effective yield as of July 31, 2025.
(f)	All or a portion of security has been pledged as collateral for written options. The fair value of assets committed as collateral as of July 31, 2025 is $801,812.
(g)	The rate shown represents the 7-day annualized effective yield as of July 31, 2025.

YieldMax DKNG Option Income Strategy ETF
Schedule of Written Options
July 31, 2025 (Unaudited)

WRITTEN OPTIONS - (5.5)%	Notional Amount	Contracts	Value
Call Options - (0.6)%
DraftKings, Inc. (a)(b)		–	$–
Expiration: 08/01/2025; Exercise Price: $45.50	$(1,936,720)	(430)	$(12,685)
Expiration: 08/01/2025; Exercise Price: $46.00	(675,600)	(150)	(2,325)
Total Call Options			(15,010)

Put Options - (4.9)%
DraftKings, Inc., Expiration: 09/19/2025; Exercise Price: $43.01 (a)(b)(c)	(2,612,320)	(580)	(128,649)
TOTAL WRITTEN OPTIONS (Premiums received $176,410)			$(143,659)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.
(c)	FLexible EXchange® Options.

Summary of Fair Value Disclosure as of July 31, 2025 (Unaudited)

YieldMax DKNG Option Income Strategy ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Purchased Options	$–	$267,380	$–	$267,380
U.S. Treasury Bills	–	1,456,396	–	1,456,396
Money Market Funds	357,386	–	–	357,386
Total Investments	$357,386	$1,723,776	$–	$2,081,162

Liabilities:
Investments:
Written Options	$–	$(143,659)	$–	$(143,659)
Total Investments	$–	$(143,659)	$–	$(143,659)